UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2007

Commission file number 1-15117

On2 Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	84-1280679
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

21 Corporate Drive, Suite 103, Clifton Park, NY (Address of principal executive offices)	12065 (Zip Code)

(518) 348-0099
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 22, 2007, On2 Technologies, Inc., a Delaware corporation (the “Company”), conducted a public conference call in which Bill Joll, President and Chief Executive Officer of the Company, discussed the previously-announced acquisition of Hantro Products Oy, a corporation organized under the laws of Finland (“Hantro”). Mr. Joll described Hantro and the Company’s strategy in making the acquisition, and he responded to questions posed by several other participants in the conference call. A transcript of the conference call is attached herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Transcript May 22, 2007 On2 Technologies, Inc. Conference Call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON2 TECHNOLOGIES, INC (Registrant)

Date: May 24, 2007	By:	/s/ Bill Joll
Bill Joll
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript May 22, 2007 On2 Technologies, Inc. Conference Call